EXHIBIT 99.1

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF NEW YORK

---------------------------------------------------------------x

:

In re	:	Chapter 11 Case No.

:

MOTORS LIQUIDATION COMPANY, et al.,	:	09-50026 (REG)
f/k/a General Motors Corp., et al.	:

:

Debtors.	:	(Jointly Administered)

:

---------------------------------------------------------------x

MONTHLY OPERATING REPORT FOR THE PERIOD

JULY 10, 2009 THROUGH AUGUST 31, 2009

DEBTORS’ ADDRESS:	300 Renaissance Drive, M/C 482-C37-A99, Detroit, MI 48265

I declare under penalty of perjury (28 U.S.C Section 1746) that the report and the attached documents are true and accurate to the best of my knowledge and belief.

/s/ James Selzer
James Selzer
Vice President and Treasurer

DATE: November 1, 2009

Case No.: 09-50026 (REG) (Jointly Administered)

MOTORS LIQUIDATION COMPANY, ET AL.

MONTHLY OPERATING REPORT FOR THE PERIOD JULY 10, 2009 THROUGH AUGUST 31, 2009

LISTING OF DEBTORS

Debtor Name:	Case Number:

Motors Liquidation Company	09-50026
MLCS, LLC	09-50027
MLCS Distribution Corporation	09-50028
MLC of Harlem, Inc.	09-13558

Case No.: 09-50026 (REG) (Jointly Administered)

MOTORS LIQUIDATION COMPANY, ET AL.

MONTHLY OPERATING REPORT FOR THE PERIOD JULY 10, 2009 THROUGH AUGUST 31, 2009

Case No.: 09-50026 (REG) (Jointly Administered)

MOTORS LIQUIDATION COMPANY, ET AL.
MONTHLY OPERATING REPORT FOR THE PERIOD JULY 10, 2009 THROUGH AUGUST 31, 2009
CONDENSED COMBINED DEBTORS-IN-POSSESSION STATEMENT OF OPERATIONS
FOR THE PERIOD JULY 10, 2009 THROUGH AUGUST 31, 2009
(Unaudited in thousands of U.S. Dollars)

July 10, 2009 - August 31, 2009

Rental income	$3,679

Selling, administrative and other expenses	41,808

Operating loss	(38,129)

Interest expense	8,649
Interest income	(255)

Loss before reorganization items and income taxes	(46,523)

Reorganization items	16,312

Loss before income taxes	(62,835)

Income taxes	-

Net loss	$(62,835)

See accompanying notes to condensed combined financial statements

Case No.: 09-50026 (REG) (Jointly Administered)

MOTORS LIQUIDATION COMPANY, ET AL.

MONTHLY OPERATING REPORT FOR THE PERIOD JULY 10, 2009 THROUGH AUGUST 31, 2009

CONDENSED COMBINED DEBTORS-IN-POSSESSION STATEMENTS OF NET ASSETS

(Unaudited in thousands of U.S. Dollars)

	August 31, 2009	July 10, 2009
Assets:

Cash and cash equivalents	$1,139,785	$1,170,303
Due from affiliates	3,432	-
Prepaid expenses	5,724	-
Other current assets	26,711	26,711

Total current assets	1,175,652	1,197,014

Property, plant and equipment
Land and building	190,063	190,063
Machinery and equipment	47,770	47,830

Total property, plant and equipment	237,833	237,893

Investment in GMC	-	-
Investments in subsidiaries	11,570	11,570
Restricted cash	118,200	106,200

Total assets	$1,543,255	$1,552,677

Liabilities:

Debtor-in-possession financing	$1,175,000	$1,175,000

Accounts payable	694	-
Due to GM LLC	3,408	1,411
Accrued payroll and employee benefits	40,081	162
Accrued professional fees	67,987	70,493
Other accrued liabilities	13,309	-

Total current liabilities	1,300,479	1,247,066

Liabilities subject to compromise	33,744,214	33,744,214

Total liabilities	35,044,693	34,991,280
Net assets (liabilities)	$(33,501,438)	$(33,438,603)

See accompanying notes to condensed combined financial statements

Case No.: 09-50026 (REG) (Jointly Administered)

MOTORS LIQUIDATION COMPANY, ET AL.

MONTHLY OPERATING REPORT FOR THE PERIOD JULY 10, 2009 THROUGH AUGUST 31, 2009

CONDENSED COMBINED DEBTORS-IN-POSSESSION STATEMENT OF CASH FLOWS

FOR THE PERIOD JULY 10, 2009 THROUGH AUGUST 31, 2009

(Unaudited in thousands of U.S. Dollars)

July 10, 2009 - August 31, 2009

Cash flows from operating activities:

Net loss	$(62,835)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:

Reorganization charges	16,312
Reorganization related payments	(18,818)

Changes in assets and liabilities that provided (used) cash:

Due from affiliates	(3,432)
Prepaid expenses	(5,724)
Accounts payable	694
Due to GM LLC	1,997
Accrued payroll and employee benefits	39,919
Other accrued liabilities	13,309

Net cash used in operating activities	(18,578)

Cash flows from investing activities:

Proceeds from disposal of assets	60
Changes in restricted cash	(12,000)

Net cash used in investing activities	(11,940)

Decrease in cash and cash equivalents	(30,518)
Cash and cash equivalents at beginning of period	1,170,303

Cash and cash equivalents at end of period	$$1,139,785

See accompanying notes to condensed combined financial statements

Case No.: 09-50026 (REG) (Jointly Administered)

Note 1 – Reorganization Proceedings

On June 1, 2009 (the “Commencement Date”), Motors Liquidation Company (f/k/a General Motors Corporation) (“MLC”) and three of its affiliates, MLCS, LLC (f/k/a Saturn Corporation) (“MLCS”), MLCS Distribution Corporation (f/k/a Saturn Distribution Company) (“MLCS Distribution”), and MLC of Harlem, Inc. (f/k/a Chevrolet-Saturn of Harlem Inc.) (“MLCS Harlem” and collectively with MLC, MLCS, and MLCS Distribution, the “Debtors”) commenced cases under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”). The Debtors are authorized to operate their businesses and manage their properties as debtors in possession pursuant to sections 1107(a) and 1108 of the Bankruptcy Code. The Debtors’ chapter 11 cases are being jointly administered for procedural purposes only under case number 09-50026 (REG) pursuant to Rule 1015(b) of the Federal Rules of Bankruptcy Procedure. As described below in more detail, on July 10, 2009, each of the Debtors sold substantially all of its assets to General Motors Company, now known as General Motors, LLC (“New GM”), an entity formed by the United States Treasury (the “GM Asset Sale”).

A description of each of the Debtors is set forth below:

•

Motors Liquidation Company – MLC, a Delaware corporation, historically was the primary operating company of the Debtors, although certain operations were conducted through direct and indirect subsidiaries. As such, MLC now owns most of the assets, liabilities and contracts that were retained by the Debtors following the GM Asset Sale.

•	MLCS, LLC – MLCS, a Delaware corporation and a direct subsidiary of MLC, was formed in 1985 to develop, manufacture, and market a line of passenger cars under the “Saturn” brand.
•

MLCS Distribution Corporation – MLCS Distribution, a Delaware corporation and a direct subsidiary of MLCS, was formed in 1987 to distribute automobiles produced by MLCS and was the primary contracting entity with the Saturn retailer network.

•	MLC of Harlem, Inc. – MLC Harlem, a Delaware corporation and a direct subsidiary of MLC, was formed in 2004 to operate an automobile dealership in New York, New York.

On July 10, 2009 (the “Closing Date”), each of the Debtors consummated a sale of substantially all of its assets (the GM Asset Sale) to New GM pursuant to (i) that certain Amended and Restated Master Sale and Purchase Agreement (the “MSPA”), dated June 26, 2009, among the Debtors and New GM and (ii) an order of the Bankruptcy Court, dated July 5, 2009 (Docket Number 2968) (the “Sale Order”).

Case No.: 09-50026 (REG) (Jointly Administered)

The purchase price paid by New GM for the Debtors’ assets equaled the sum of (i) a credit bid of certain amounts outstanding under MLC’s prepetition credit agreement with the U.S. Treasury and MLC’s debtor-in-possession financing facility (the “DIP Facility”), (ii) the U.S. Treasury’s return of warrants previously issued to the U.S. Treasury by MLC, (iii) the issuance by New GM to MLC of (a) 50,000,000 shares (10%) of New GM’s common stock and (b) warrants to acquire newly issued shares of New GM common stock initially exercisable for a total of 90,909,090 shares of New GM’s common stock (15% of New GM’s common stock on a fully diluted basis) on the respective terms specified therein, and (iv) the assumption by New GM or its designated subsidiaries of certain specified liabilities of the Debtors. The MSPA also provides that in the event that the estimated aggregate general unsecured claims against the Debtors, as determined by the Bankruptcy Court upon the request of MLC, exceeds $35 billion, New GM is required to issue, as an adjustment to the purchase price, up to approximately an additional 2% of its common stock (the “Adjustment Shares” and collectively with the New GM common stock and warrants (and any securities received in respect thereof) set forth in (iii), the “New GM Equity Interests”) to MLC, based on the extent to which such claims exceed $35 billion, with the full amount of the Adjustment Shares being payable if such excess amount is greater than or equal to $7 billion.

On October 19, 2009, New GM completed a holding company reorganization pursuant to which all of the outstanding shares of common stock and preferred stock of New GM were exchanged on a one-for-one basis for shares of common stock and preferred stock of a newly organized Delaware corporation (“New GM HoldCo”) that now bears the name General Motors Company. As such, the New GM Equity Interests now represent equity interests in New GM HoldCo.

The value of New GM Equity Interests is undetermined as of the date of this Monthly Operating Report.

Note 2 – Basis of Presentation

General

This Monthly Operating Report has been prepared solely for the purpose of complying with the monthly reporting requirements applicable in the Debtors’ chapter 11 cases and is in a format acceptable to the Office of the United States Trustee for the Southern District of New York (the U.S. Trustee). The financial information contained herein is preliminary and unaudited and does not purport to show the financial statements of any of the Debtors in accordance with accounting principles generally accepted in the United States of America (“GAAP”), and therefore may exclude items required by GAAP, such as certain reclassifications, eliminations, accruals, valuations and disclosure items. Unlike consolidated financial statements, the Monthly Operating Reports reflect the assets and liabilities of each separate Debtor.

Case No.: 09-50026 (REG) (Jointly Administered)

Accounting Requirements

The condensed combined financial statements herein have been prepared in accordance with the guidance in American Institute of Certified Public Accountants Statement of Position 90-7, “Financial Reporting by Entities in Reorganization under the Bankruptcy Code” (SOP 90-7), which is applicable to companies operating under Chapter 11. SOP 90-7 generally does not change the manner in which financial statements are prepared. However, it does require that the financial statements for periods subsequent to the filing of the chapter 11 petition distinguish transactions and events that are directly associated with the reorganization from the ongoing operations of the business.

Liquidation Basis of Accounting

The liquidation basis of accounting is appropriate when the liquidation of a company appears imminent and the net realizable value of its assets is reasonably determinable. Under this basis of accounting, the Debtors have recorded their assets at their net realizable value as of July 10, 2009.

Cash and cash equivalents

For purposes of reporting cash flows, the Debtors consider highly liquid investments in United States Treasury Securities with maturities of 24 months or less when purchased to be cash equivalents.

Financial Statements Presented

The unaudited condensed combined financial statements and supplemental information contained herein are presented for each of the Debtors. The condensed combined statement of operations presented herein are for the period July 10, 2009 through August 31, 2009. The condensed combined statements of net assets are presented as of August 31, 2009. The condensed combined statement of cash flows presented herein are for the period July 10, 2009 through August 31, 2009.

The condensed combined financial statements included herein include normal recurring adjustments, but not all of the adjustments that would typically be made for quarterly and annual financial statements prepared in accordance with GAAP. In addition, certain information and footnote disclosures normally included in financial statement s prepared in accordance with GAAP have been condensed or omitted.

Case No.: 09-50026 (REG) (Jointly Administered)

Furthermore, the monthly information presented herein, has not been subjected to the same level of accounting review and testing that MLC (f/k/a General Motors Corporation) historically applied in the preparation of its quarterly and annual financial information in accordance with GAAP. Accordingly, the financial information herein is subject to change and any such change could be material. The results of operations contained herein are not necessarily indicative of results which may be expected for any other period or the full year and may not reflect MLC’s results of operation, financial position and cash flows in the future.

Note 3 – DIP Facility

In connection with the closing of GM Asset Sale, on July 10, 2009, the Debtors entered into an amended and restated DIP Facility (as restructured, amended and restated, the “Wind Down Facility”) with the U.S. Treasury and Export Development of Canada (collectively, the “DIP Lenders”). The Wind Down Facility, which was approved by an order of the Bankruptcy Court, dated July 5, 2009 (Docket Number 2969), provides for loans in a principal amount of $1,175,000,000 (with interest paid in kind), all of which was drawn by the Debtors the day before the Closing Date. The Wind Down Facility is non-recourse to the Debtors, and the obligations thereunder are secured by substantially all assets of the Debtors’ assets (other than the New GM Equity Interests and certain other assets that were excluded from the assets constituting collateral). The Debtors currently expect that (i) the Wind Down Facility and the proceeds they recover from their remaining assets will be sufficient to pay the administrative expenses of winding down their estates and administering a chapter 11 plan and (ii) the proceeds of such asset sales will not be sufficient to pay down the Wind Down Facility in full. Given the non-recourse nature of the Wind Down Facility, these two points together mean that it is expected that the only assets that will be available for distribution to the Debtors’ creditors (not including the DIP Lenders) are the New GM Equity Interests and it is currently anticipated that all of the New GM Equity Interests will be available for distribution to the Debtors’ creditors (not including the DIP Lenders). However, if the Wind Down Facility and the proceeds of the asset sales are insufficient to pay the administrative expenses of winding down the Debtors’ estates and administering a chapter 11 plan, the Debtors will have to use the New GM Equity Interests to pay such expenses.

Case No.: 09-50026 (REG) (Jointly Administered)

Note 4 - Liabilities Subject to Compromise

As a result of the Chapter 11 filings, the Debtor’s pre-petition indebtedness is subject to compromise or other treatment under a plan of reorganization. SOP 90-7 requires that pre-petition liabilities subject to compromise be reported at the amounts expected to be allowed as claims, even if they may be settled for lesser amounts. The amounts currently classified as liabilities subject to compromise represent the Debtors’ estimate of known or potential pre-petition claims to be addressed in connection with the Bankruptcy Cases. Such claims remain subject to further adjustments resulting from, among other things, negotiations with creditors, rejection of executory contracts and unexpired leases, and orders of the Bankruptcy Court.

The following potential liabilities are also not included herein: (i) any liabilities that MLC might have to its subsidiary General Motors Nova Scotia Finance Company ("GM Nova Scotia") under Nova Scotia law as a result of an insolvency order in respect of GM Nova Scotia having been approved by the Nova Scotia Supreme Court on October 9, 2009, (ii) any liabilities MLC might owe as a result of its guarantee of the 8.375% Notes due December 7, 2015 and the 8.875% Notes due July 10, 2023 issued by GM Nova Scotia, or (iii) any liabilities that MLC might owe as a result of its guarantee of certain obligations of its subsidiary El-Mo Leasing III Corporation. Total amount of outstanding principal and interest of the notes issued by GM Nova Scotia is approximately $1,026 million at May 31, 2009.

Liabilities subject to compromise consist of the following:

August 31, 2009
(amounts in millions)

Unsecured bond debt	$27,330
Due to affiliates	124
Accounts payable	31
Accrued payroll and employee benefits	14
Environmental reserves	505
Union obligations	3,485
Workers' compensation	70
Litigation and product liability	1,637
Other accrued liabilities	548

Liabilities subject to compromise	$33,744

Case No.: 09-50026 (REG) (Jointly Administered)

Note 5 - Reorganization Items

SOP 90-7 requires that reorganization items, such as professional fees directly related to the process of reorganizing under Chapter 11 and provisions and adjustments to reflect the carrying value of certain pre-petition liabilities at their estimated allowable claim amounts, be reported separately. The Debtors’ reorganization expense items for the period July 10, 2009 through August 31, 2009 relate to professional fees.

Note 6 - Post-petition accounts payable

The Debtors believe that all undisputed post-petition accounts payable have been or are being paid under agreed payment terms and the Debtors intend to continue paying all undisputed post-petition obligations as they become due.

Case No.: 09-50026 (REG) (Jointly Administered)

MOTORS LIQUIDATION COMPANY, ET AL.

MONTHLY OPERATING REPORT FOR THE PERIOD JULY 10, 2009 THROUGH AUGUST 31, 2009

SUMMARY OF MONTHLY DISBURSEMENTS

(Unaudited in thousands of U.S. Dollars)

Legal Entity	July 10, 2009 through July 31, 2009

Motors Liquidation Company (f/k/a General Motors Corporation)	$ 25,270
MLCS, LLC	-
MLCS Distribution Corporation	-
MLC of Harlem, Inc.	-

Total disbursements	$ 25,270

United States Bankruptcy Court for the Southern District of New York

In re: Motors Liquidation Company, et al.

Case No.: 09-50026 (REG) (Jointly Administered)

Case No.: 09-50026 (REG) (Jointly Administered)

MOTORS LIQUIDATION COMPANY, ET AL.

MONTHLY OPERATING REPORT FOR THE PERIOD JULY 10, 2009 THROUGH AUGUST 31, 2009

SUMMARY OF MONTHLY DISBURSEMENTS

(Unaudited in thousands of U.S. Dollars)

Legal Entity	August 1, 2009 through August 31, 2009

Motors Liquidation Company (f/k/a General Motors Corporation)	$ 17,408
MLCS, LLC	-
MLCS Distribution Corporation	-
MLC of Harlem, Inc.	-

Total disbursements	$ 17,408

United States Bankruptcy Court for the Southern District of New York

In re: Motors Liquidation Company, et al.

Case No.: 09-50026 (REG) (Jointly Administered)

Case No.: 09-50026 (REG) (Jointly Administered)

MOTORS LIQUIDATION COMPANY, ET AL.

MONTHLY OPERATING REPORT FOR THE PERIOD JULY 10, 2009 THROUGH AUGUST 31, 2009

PAYMENTS TO INSIDERS

(Unaudited in thousands of U.S. Dollars)

Last Name	First Name	Type of Payment	July 10, 2009 - August 31, 2009

Adair, Jr.	Wendell H.	BOD fees and out-of-pocket expenses	$ 19
Case	Stephen H.	BOD fees and out-of-pocket expenses	19
Holden	James P.	BOD fees and out-of-pocket expenses	19
Jacobs	Alan M.	BOD fees and out-of-pocket expenses	19
Johnson	Alan C.	BOD fees and out-of-pocket expenses	19

			$ 95
Total payments to insiders

United States Bankruptcy Court for the Southern District of New York

In re: Motors Liquidation Company, et al.

Case No.: 09-50026 (REG) (Jointly Administered)

Case No.: 09-50026 (REG) (Jointly Administered)

MOTORS LIQUIDATION COMPANY, ET AL.

MONTHLY OPERATING REPORT FOR THE PERIOD JULY 10, 2009 THROUGH AUGUST 31, 2009

SCHEDULE OF PROFESSIONAL FEES PAID

(Unaudited in thousands of U.S. Dollars)

Retained Professional	July 10, 2009 - August 31, 2009

AP Services LLC	$ 18,818

Total professional fees paid	$ 18,818

United States Bankruptcy Court for the Southern District of New York

In re: Motors Liquidation Company, et al.

Case No.: 09-50026 (REG) (Jointly Administered)

Case No.: 09-50026 (REG) (Jointly Administered)

MOTORS LIQUIDATION COMPANY, ET AL.

MONTHLY OPERATING REPORT FOR THE PERIOD JULY 10, 2009 THROUGH AUGUST 31, 2009

SCHEDULE OF RETAINERS PAID TO PROFESSIONALS

(Unaudited in thousands of U.S. Dollars)

Retained Professional	Balance as of August 31, 2009

AP Services LLC	$ 19,552
Weil Gotshal & Manges LLP	5,900
Honigman Miller LLP	574
Jenner & Block LLP	385
Cravath, Swaine & Moore LLP	300

Total outstanding retainers paid to professionals	$ 26,711

United States Bankruptcy Court for the Southern District of New York

In re: Motors Liquidation Company, et al.

Case No.: 09-50026 (REG) (Jointly Administered)

Case No.: 09-50026 (REG) (Jointly Administered)

MOTORS LIQUIDATION COMPANY, ET AL.

MONTHLY OPERATING REPORT FOR THE PERIOD JULY 10, 2009 THROUGH AUGUST 31, 2009

STATUS OF POST-PETITION TAXES PAID

(Unaudited in thousands of U.S. Dollars)

	Federal		July 10, 2009 - August 31, 2009

	Withholding		$ 55
	FICA - employee		59
	FICA - employer		67

	Total Federal Taxes		181

	State and Local

	Withholding		1,165

	Total State and Local Taxes		1,165

	Total post-petition taxes paid	[A]	$1,346

[A]	All tax related payments during the reporting period were made by New GM on behalf of Motors Liquidation Company.

Case No.: 09-50026 (REG) (Jointly Administered)

MOTORS LIQUIDATION COMPANY, ET AL.

MONTHLY OPERATING REPORT FOR THE PERIOD JULY 10, 2009 THROUGH AUGUST 31, 2009

DEBTOR QUESTIONNAIRE

	Must be completed each month. If the answer to any of the questions is “ Yes ” , provide a detailed explanation of each item. Attach additional sheets if necessary.	Yes	No
1	Have any assets been sold or transferred outside the normal course of business this reporting period?		X
2	Have any funds been disbursed from any account other than a debtor in possession account this reporting period?		X
3	Is the Debtor delinquent in the timely filing of any post-petition tax returns?		X
4	Are workers compensation, general liability or other necessary insurance coverages expired or cancelled, or has the debtor received notice of expiration or cancellation of such policies?		X
5	Is the Debtor delinquent in paying any insurance premium payment?		X
6	Have any payments been made on pre-petition liabilities this reporting period?		X
7	Are any post-petition receivables (accounts, notes or loans) due from related parties?	X
8	Are any post-petition payroll taxes past due?		X
9	Are any post-petition State or Federal income taxes past due?		X
10	Are any post-petition real estate taxes past due?		X
11	Are any other post-petition taxes past due?		X
12	Have any pre-petition taxes been paid during this reporting period?		X
13	Are any amounts owed to post-petition creditors delinquent?		X
14	Are any wage payments past due?		X
15	Have any post-petition loans been received by the Debtor from any party?	X
16	Is the Debtor delinquent in paying any U.S. Trustee fees?		X
17	Is the Debtor delinquent with any court ordered payments to attorneys or other professionals?		X

Note:

Post-petition receivables due from affiliates were the result from ordinary course of business transactions during August 2009. The affiliates subsequently filed for Chapter 11 bankruptcy on October 9, 2009.

The Debtors entered into the Wind Down Facility with the DIP Lenders in connection with the closing of the GM Asset Sale.

United States Bankruptcy Court for the Southern District of New York

In re: Motors Liquidation Company, et al.

Case No.: 09-50026 (REG) (Jointly Administered)

Case No.: 09-50026 (REG) (Jointly Administered)

MOTORS LIQUIDATION COMPANY, ET AL.

MONTHLY OPERATING REPORT FOR THE PERIOD JULY 10, 2009 THROUGH AUGUST 31, 2009

CONDENSED COMBINING DEBTORS-IN-POSSESSION STATEMENT OF OPERATIONS

FOR THE PERIOD JULY 10, 2009 THROUGH AUGUST 31, 2009

(Unaudited in thousands of U.S. Dollars)

Case Number:	09-50026	09-50027	09-50028	09-13558

	Motors Liquidation Company	MLCS, LLC	MLCS Distribution Corporation	MLC of Harlem, Inc.	Eliminations	Combined Debtors

Rental income	$ 3,679	$-	$-	$-	$-	$ 3,679

Selling, administrative and other expenses	41,808	-	-	-	-	41,808

Operating loss	(38,129)	-	-	-	-	(38,129)

Interest expense	8,649	-	-	-	-	8,649
Interest income	(255)	-	-	-	-	(255)

Loss before reorganization items and income taxes	(46,523)	-	-	-	-	(46,523)

Reorganization items	16,312	-	-	-	-	16,312

Loss before income taxes	(62,835)	-	-	-	-	(62,835)

Income taxes	-	-	-	-	-	-

Net loss	$ (62,835)	$ -	$ -	$ -	$ -	$ (62,835)

Case No.: 09-50026 (REG) (Jointly Administered)

MOTORS LIQUIDATION COMPANY, ET AL.

MONTHLY OPERATING REPORT FOR THE PERIOD JULY 10, 2009 THROUGH AUGUST 31, 2009

CONDENSED COMBINING DEBTORS-IN-POSSESSION STATEMENT OF NET ASSETS

AS OF AUGUST 31, 2009

(Unaudited in thousands of U.S. Dollars)

	09-50026	09-50027	09-50028	09-13558

	Motors Liquidation Company	MLCS, LLC	MLCS Distribution Corporation	MLC of Harlem, Inc.	Eliminations	Combined Debtors
Assets:

Cash and cash equivalents	$1,139,785	$ -	$ -	$ -	$ -	$1,139,785
Due from affiliates	3,432	-	-	-	-	3,432
Prepaid expenses	5,724	-	-	-	-	5,724
Other current assets	26,711	-	-	-	-	26,711

Total current assets	1,175,652	-	-	-	-	1,175,652

Property, plant and equipment
Land and building	190,063	-	-	-	-	190,063
Machinery and equipment	47,770	-	-	-	-	47,770

Total property, plant and equipment	237,833	-	-	-	-	237,833

Investment in GMC	-	-	-	-	-	-
Investments in subsidiaries	11,570	-	-	-	-	11,570
Restricted cash	118,200	-	-	-	-	118,200

Total assets	$1,543,255	$ -	$ -	$ -	$ -	$1,543,255

Liabilities:

Debtor-in-possession financing	$1,175,000	$ -	$ -	$ -	$ -	$1,175,000

Accounts payable	694	-	-	-	-	694
Due to GM LLC	3,408	-	-	-	-	3,408
Accrued payroll and employee benefits	40,081	-	-	-	-	40,081
Accrued professional fees	67,987	-	-	-	-	67,987
Other accrued liabilities	13,309	-	-	-	-	13,309

Total current liabilities	1,300,479	-	-	-	-	1,300,479

Liabilities subject to compromise	33,744,214	-	-	-	-	33,744,214

Total liabilities	35,044,693	-	-	-	-	35,044,693

Net assets (liabilities)	$(33,501,438)	$ -	$ -	$ -	$ -	$(33,501,438)

Case No.: 09-50026 (REG) (Jointly Administered)

MOTORS LIQUIDATION COMPANY, ET AL.

MONTHLY OPERATING REPORT FOR THE PERIOD JULY 10, 2009 THROUGH AUGUST 31, 2009

CONDENSED COMBINING DEBTORS-IN-POSSESSION STATEMENT OF NET ASSETS

AS OF JULY 10, 2009

(Unaudited in thousands of U.S. Dollars)

Case Number:	09-50026	09-50027	09-50028	09-13558
	Motors Liquidation Company	MLCS, LLC	MLCS Distribution Corporation	MLC of Harlem, Inc.	Eliminations	Combined Debtors
Assets:

Cash and cash equivalents	$1,170,303	$ -	-	-	-	$1,170,303
Due from affiliates	-	-	-	-	-	-
Prepaid expenses	-	-	-	-	-	-
Other current assets	26,711	-	-	-	-	26,711

Total current assets	1,197,014	-	-	-	-	1,197,014

Property, plant and equipment
Land and building	190,063	-	-	-	-	190,063
Machinery and equipment	47,830	-	-	-	-	47,830

Total property, plant and equipment	237,893	-	-	-	-	237,893

Investment in GMC	-	-	-	-	-	-
Investments in subsidiaries	11,570	-	-	-	-	11,570
Restricted cash	106,200	-	-	-	-	106,200

Total assets	$1,552,677	$ -	$ -	$ -	$ -	$1,552,677

Liabilities:

Debtor-in-possession financing	$1,175,000	$ -	-	-	-	$1,175,000

Accounts payable	-	-	-	-	-	-
Due to GM LLC	1,411	-	-	-	-	1,411
Accrued payroll and employee benefits	162	-	-	-	-	162
Accrued professional fees	70,493	-	-	-	-	70,493
Other accrued liabilities	-	-	-	-	-	-

Total current liabilities	1,247,066	-	-	-	-	1,247,066

Liabilities subject to compromise	33,744,214	-	-	-	-	33,744,214

Total liabilities	34,991,280	-	-	-	-	34,991,280

Net assets (liabilities)	$ (33,438,603)	$ -	$ -	$ -	$ -	$ (33,438,603)

Case No.: 09-50026 (REG) (Jointly Administered)